UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2012

Date of reporting period: September 30, 2012

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2012, the Institutional and Investor Classes of the Causeway Emerging Markets Fund (the “Fund”) returned 20.36% and 20.10%, respectively, compared to 17.33% for the MSCI Emerging Markets Index (“EM Index”). Since the Fund’s inception on March 30, 2007, its average annual total returns are 4.61% for the Institutional Class and 4.53% for the Investor Class, compared to 4.29% for the EM Index. At fiscal year-end, the Fund had net assets of $137 million.

Performance Review

Emerging markets equities delivered a strong recovery over the fiscal year, rebounding from market lows of September 2011. Performance over the period was uneven, as investor sentiment vacillated between global economic growth concerns and central bank-fueled optimism. For the full fiscal year, emerging markets outperformed developed international markets, but failed to keep pace with US equities. The top performing emerging region was the Far East, led by a recovery in Asian stocks in the technology and financials sectors. The Eastern Europe, Middle East, and Africa (EMEA) region also was up nearly 20%. Latin America was the poorest performing region, returning 13.5%. Brazil, the largest Latin American constituent, was one of the weakest performers in the EM Index. The trade-sensitive economy faced faltering demand for its chief export, iron ore. The materials sector posted the lowest return of all emerging markets sectors, dragged down by stocks in the metals and mining industries. Two other cyclical sectors, energy and industrials, also underperformed the broader EM Index. Information technology, followed by consumer staples and health care, delivered the highest sector returns for the period.

The performance of free floating emerging markets currencies versus the US dollar for the twelve months ended September 30, 2012 was mixed. Of the larger EM Index constituent currencies, the South Korean won and Taiwan dollar appreciated versus the US dollar, while the Brazilian real and Indian rupee depreciated. US dollar weakness was especially pronounced in the third quarter of calendar 2012, following the Federal Reserve’s announcement of a third round of quantitative easing.

We use a quantitative factor-based investment process to select stocks for the Fund, analyzing both “bottom-up” and “top-down” factors. Our bottom-up criteria, currently 75% of our model weight, place considerable emphasis on a company’s specific valuation characteristics and factors indicating superior earnings growth. Our bottom-up factors performed strongly in the fiscal year, led by our earnings growth factor. Risk-averse investors preferred companies able to grow earnings amid an environment of slowing economic growth. Our top-down criteria evaluate a company’s country, sector, and macroeconomic factors. Weak performance from our macroeconomic factors caused our top-down factors to detract marginally from the Fund’s return.

Stock selection was the primary driver of Fund outperformance versus the EM Index for the period. Holdings in the telecommunication services, automobiles & components, and capital goods industry groups contributed most to outperformance, partially offset by poor stock selection in banks, and

2	Causeway Emerging Markets Fund

underweights (positions less than EM Index weights) to strong performing industry groups, including household & personal products and media. From a geographic perspective, holdings in Thailand, South Korea, and Malaysia were the strongest contributors to relative performance, modestly offset by underweights to Egypt and the Philippines and an overweight to Qatar. The top individual contributors to relative performance were overweights to mobile phone company, Advanced Info Service (Thailand), water utility, Cia de Saneamento Basico do Estado de Sao Paulo (Brazil), and telecommunications firm, Telekom Malaysia (Malaysia). The top individual detractors from relative performance were an underweight to Apple Inc. manufacturing partner, Hon Hai Precision Industry (Taiwan), during a share price rally, and overweights to two underperforming Brazilian companies: electricity distributor, Eletropaulo Metropolitana de Sao Paulo, and the country’s largest bank by assets, Banco do Brasil.

Significant Portfolio Changes

Our investment process evaluates each stock’s country of listing in combination with stock-specific characteristics. We favor emerging economies demonstrating gross domestic product (GDP) growth, a current account surplus, low or falling real interest rates, and undervaluation. Over the twelve month period, these country factors contributed to an increase in the Fund’s overweight to the EMEA region, driven by an increase in our South Africa active weight (Fund weight versus EM Index weight). One of the Fund’s largest active overweight positions — to Turkey — is also in EMEA. The country demonstrates positive earnings growth and momentum. In Emerging Asia, our current active weight is unchanged from the start of the fiscal year, but our positioning in the region’s underlying countries has shifted. After retaining an overweight to China for over a year, the Fund is now 3% underweight China versus the EM Index. Earnings growth estimates are a key component of the Fund’s stock selection process, and downgrades by analysts of Chinese holdings led us to trim or exit these positions, despite finding the overall market reasonably valued. We increased our active weight to India, moving from 2% underweight the country to 1.5% overweight by the end of September. Government-implemented pro-market reforms prompted analysts’ earnings upgrades, and the Reserve Bank of India adopted an accommodative policy stance over the period. The Fund’s overweight to Korea grew, as Korean stocks appeared undervalued and the Bank of Korea lowered interest rates over the period. Finally, we initiated positions in the frontier markets of Kazakhstan, Qatar, and United Arab Emirates, after identifying stocks with attractive valuation and growth profiles and sufficient liquidity. We have less enthusiasm for Latin America, and increased our active underweight to the region. Brazil, Mexico, and Colombia appear overvalued, particularly given their trade deficits and high real interest rates. The Fund is underweight every Latin American country in the EM Index.

Our stock selection process also uses sector-level valuation characteristics, including cash flow and payout yields and earnings metrics. The Fund’s active weight to the health care and utilities sectors increased over the period. Many companies in these sectors benefit from indigenous growth. The Fund also increased its active weight to the cyclically geared information technology and industrials sectors.

Causeway Emerging Markets Fund	3

We believe many stocks exposed to economic growth have incurred excessive share price declines. Yet not every cyclical stock with a low valuation is a wise investment. The Fund’s biggest sector underweight is to materials, particularly metals and mining stocks, because poor earnings growth and momentum have more than offset the attractive valuations. Over the period, the Fund’s consumer staples weight fell below-benchmark, as the sector became too richly valued.

At the stock-level, the greatest increases in active weights were to consumer electronics giant, Samsung Electronics, (Korea), auto maker, Tata Motors (India), and conglomerate, SK Holdings (Korea). The greatest decreases in active weights were to telecommunications companies, China Mobile (China) and Telefonica Brasil (Brazil), and automotive distributor, Astra International (Indonesia).

Investment Outlook

Central banks globally remain committed to reviving economic growth. Brazil, China, and India all have lowered interest rates over the past six months. In the wake of sustained extremely low interest rates in the United States and the euro zone, policymakers are using an expanded set of tools. In addition to lowering target lending rates, central banks are performing open market operations, lowering reserve ratios, and focusing on liquidity and financial sector stability. We believe this multi-dimensional monetary policy will promote growth in developing economies. Fiscal stimulus should supplement these efforts. Following the transition of leadership in China late this year, we expect a more aggressive response to China’s slowing growth, including fiscal stimulus. We also are encouraged by the prospect of reform in India and Russia. India introduced a slew of policy reforms designed to spur economic recovery and encourage capital investment. Russia may undertake corporate governance reform, including steps to promote higher dividend payouts for investors. Together, these measures should help offset the economic impact of the European solvency crisis and any reduction in developed market trade.

Emerging markets face several headwinds, yet our outlook remains positive. In aggregate, growth is moderating, and economists are revising down gross domestic product forecasts for 2012 and 2013. We see signs of complacency in markets: the CBOE Volatility Index (VIX) has fallen to the high-teens, a level last reached just prior to the commencement of the financial crisis. Historically, this has been a negative signal for emerging markets. Although growth rates are decelerating, developing economies should still grow over 4% on average in 2013. Inflation forecasts remain benign, which should allow central banks to continue to enact stimulative measures. Valuations are attractive: the dividend yields of portfolio securities held by the Fund are healthy, higher on average than the dividend yield of the EM Index and that of the developed market MSCI World Index. Investors are not required to pay a premium for this superior yield. At an average 7.5x two-year prospective earnings, the portfolio holdings in the Fund trade at a 24% discount to the EM Index and a 35% discount to the MSCI World Index. Our multi-factor approach to emerging markets investing is designed to find undervaluation and competitive upside potential in stocks across the emerging markets landscape, while maintaining layers of diversification by size, sector, and geography. We are focused on adding holdings to the portfolio that, in addition to

4	Causeway Emerging Markets Fund

being undervalued, are cash generative and distribute profits to shareholders through dividends and share buybacks. Our process also seeks to identify companies that can generate earnings growth in a slow-growth environment. We currently have a slight bias towards stocks with higher financial leverage, volatility, and cyclicality, because of their undervaluation. This investment process has extracted alpha (performance over the EM Index) in the past, and we believe it should continue to provide superior risk-adjusted long-term returns in the years ahead.

We thank you for your continued confidence in Causeway Emerging Markets Fund, and look forward to serving you in the future.

October 22, 2012

Arjun Jayaraman	MacDuff Kuhnert
Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Causeway Emerging Markets Fund	5

Comparison of Change in the Value of a $10,000 Investment in Causeway Emerging Markets Fund, Investor Class shares versus the MSCI Emerging Markets Index (Gross)*

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

* The inception date of Causeway Emerging Markets Fund was March 30, 2007.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects fee waivers in effect. In the absence of such fee waivers, total return would be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI Emerging Markets Index (Gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

6	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)*

September 30, 2012

Causeway Emerging Markets Fund	Number of Shares	Value

COMMON STOCK
Brazil — 7.6%
Banco do Brasil SA	211,700	$2,590
Centrais Eletricas Brasileiras SA	144,000	858
Cia de Saneamento Basico do Estado de Sao Paulo ADR	26,600	2,160
Cia de Saneamento de Minas Gerais	19,100	434
Cielo SA	42,480	1,059
Even Construtora e Incorporadora SA	151,200	583
M Dias Branco SA	16,800	551
Petroleo Brasileiro SPON SA, Class A ADR	32,500	717
Vale SA, Class B ADR	83,800	1,500

		10,452

Chile — 0.9%
Aguas Andinas SA, Class A	604,481	405
ENTEL Chile SA	38,125	795

		1,200

China — 14.4%
Agricultural Bank of China Ltd., Class H	2,378,000	920
Bank of China Ltd., Class H	7,707,000	2,917
China Communications Construction Co. Ltd., Class H	835,000	673
China Construction Bank Corp., Class H	2,863,000	1,975
China Lumena New Materials Corp.	5,064,000	881
China Minsheng Banking Corp. Ltd., Class H	235,500	185
China Minzhong Food Corp. Ltd.[1]	640,000	420
China Mobile Ltd. ADR	25,100	1,390
China Petroleum & Chemical Corp. ADR	29,400	2,717
China Railway Construction Corp. Ltd., Class H	649,000	578
China Railway Group Ltd., Class H	365,000	158
China Yuchai International Ltd.	37,400	477
Datang International Power Generation Co. Ltd., Class H	1,646,000	551
Dongyue Group	541,000	238
FerroChina Ltd.[1,2,3]	258,000	—

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2012

Causeway Emerging Markets Fund	Number of Shares	Value

China — (continued)
Giant Interactive Group Inc. ADR	62,900	$327
Global Bio-Chemical Technology Group Co. Ltd.	1,884,000	198
Guangzhou R&F Properties Co. Ltd., Class H	735,600	842
Huaneng Power International Inc., Class H	808,000	612
Industrial & Commercial Bank of China, Class H	595,000	349
KWG Property Holding Ltd.	579,000	319
PetroChina Co. Ltd. ADR	2,500	323
Shenzhen Investment Ltd.	1,550,000	358
Shimao Property Holdings Ltd.	559,500	956
Shougang Fushan Resources Group Ltd.	1,248,000	336
Skyworth Digital Holdings Ltd.	904,000	428
Tianneng Power International Ltd.	1,104,000	668

		19,796

India — 8.5%
Allahabad Bank	147,612	411
Cairn India Ltd.[1]	106,951	671
Cipla Ltd.	118,322	849
Dena Bank	289,988	583
Housing Development & Infrastructure Ltd.	532,082	977
Indiabulls Financial Services Ltd.	103,062	417
MRF Ltd.	1,748	340
Oil & Natural Gas Corp. Ltd.	130,496	694
Power Finance Corp. Ltd.	224,887	803
Sterlite Industries India Ltd.	555,000	1,045
Sun Pharmaceutical Industries Ltd.	72,400	953
Tata Global Beverages Ltd.	189,386	513
Tata Motors Ltd.	622,118	3,169
Welspun Corp. Ltd.	150,736	289

		11,714

Indonesia — 0.8%
Indofood Sukses Makmur Tbk PT	514,500	303
Kalbe Farma	826,000	404

The accompanying notes are an integral part of the financial statements.

8	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2012

Causeway Emerging Markets Fund	Number of Shares	Value

Indonesia — (continued)
Surya Semesta Internusa	3,180,000	$437

		1,144

Kazakhstan — 0.4%
KazMunaiGas Exploration Production JSC GDR	34,335	633

Malaysia — 5.4%
DiGi.Com Bhd	501,600	865
JCY International Bhd	1,042,500	265
Sime Darby Bhd	701,100	2,246
Telekom Malaysia Bhd	922,200	1,865
Tenaga Nasional Bhd	459,500	1,022
UMW Holdings Bhd	340,300	1,111

		7,374

Mexico — 3.2%
Alfa SAB de CV, Class A	587,000	1,093
America Movil SAB de CV, Class L ADR	26,600	677
Fomento Economico Mexicano SAB de CV ADR	19,900	1,830
Mexichem SAB de CV	169,000	806

		4,406

Philippines — 0.3%
Megaworld Corp.	7,510,000	400

Poland — 2.5%
KGHM Polska Miedz SA	40,589	1,936
Polski Koncern Naftowy Orlen SA1	66,775	949
Tauron Polska Energia SA	349,362	534

		3,419

Qatar — 0.4%
Commercial Bank of Qatar QSC	13,049	266
Industries Qatar QSC	6,097	235

		501

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2012

Causeway Emerging Markets Fund	Number of Shares	Value

Russia — 6.3%
Gazprom OAO ADR	412,355	$4,155
LUKOIL OAO ADR	60,977	3,769
Tatneft ADR	16,321	679

		8,603

South Africa — 8.1%
Aspen Pharmacare Holdings Ltd.	98,032	1,687
Aveng Ltd.	196,114	739
AVI Ltd.	87,000	624
FirstRand Ltd.	387,879	1,300
Imperial Holdings Ltd.	70,960	1,597
Liberty Holdings Ltd.	49,347	589
MMI Holdings Ltd.	280,832	715
Redefine Properties Ltd.	495,116	556
Sanlam Ltd.	438,644	1,982
Vodacom Group Ltd.	106,957	1,312

		11,101

South Korea — 17.5%
Able C&C Co. Ltd.	5,431	439
CJ Corp.	5,103	460
Daesang Corp.	67,250	1,413
Daishin Securities Co. Ltd.	59,660	472
Hana Financial Group Inc.	58,740	1,791
Hyundai Marine & Fire Insurance Co. Ltd.	29,420	911
Korea Exchange Bank	94,900	723
Korea Gas Corp.	13,450	863
KP Chemical Corp.	34,870	409
KT Corp. ADR	59,500	931
KT&G Corp.	35,400	2,698
Meritz Fire & Marine Insurance Co. Ltd.	25,797	292
Partron Co. Ltd.	30,500	371
Samsung Electronics Co. Ltd.	5,712	6,884
SK Holdings Co. Ltd.	13,621	1,888

The accompanying notes are an integral part of the financial statements.

10	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2012

Causeway Emerging Markets Fund	Number of Shares	Value

South Korea — (continued)
SK Telecom Co. Ltd. ADR	113,300	$1,647
Woori Finance Holdings Co. Ltd.	184,500	1,816

		24,008

Taiwan — 11.0%
Asustek Computer Inc.	247,300	2,677
Chailease Holding Co. Ltd.	220,000	415
Cheng Shin Rubber Industry Co. Ltd.	427,500	1,120
Chicony Electronics Co. Ltd.	260,055	610
Chipbond Technology Corp.	383,000	605
Chong Hong Construction Co.	164,000	405
Compal Electronics Inc.	1,030,316	923
Coretronic Corp.	753,000	717
CTCI Corp.	201,000	459
Far EasTone Telecommunications Co. Ltd.	565,000	1,394
Lite-On Technology Corp.	539,193	694
Merida Industry Co. Ltd.	185,150	679
Quanta Computer Inc.	383,000	1,016
Radiant Opto-Electronics Corp.	442,240	1,912
Sercomm Corp.	254,000	386
Wistron Corp.	991,169	1,187

		15,199

Thailand — 4.3%
Advanced Info Service	328,600	2,282
Bangchak Petroleum	1,293,300	1,023
Bangkok Dusit Medical Services	186,700	652
Sansiri	9,848,300	913
Shin Corp.	207,300	461
Thanachart Capital	470,000	575

		5,906

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	11

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2012

Causeway Emerging Markets Fund	Number of Shares	Value

Turkey — 3.5%
Ford Otomotiv Sanayi AS	47,388	$491
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	761,197	497
Koza Anadolu Metal Madencilik Isletmeleri AS1	130,000	315
Park Elektrik Uretim Madencilik Sanayi ve Ticaret AS	120,566	449
Tupras Turkiye Petrol Rafinerileri AS	101,552	2,319
Turk Traktor ve Ziraat Makineleri AS	37,169	797
Turkiye Sise ve Cam Fabrikalari AS	1	—

		4,868

United Arab Emirates — 0.4%
Emaar Properties PJSC	554,450	522

Total Common Stock
(Cost $122,259) — 95.5%		131,246

PREFERENCE STOCK
Brazil — 3.2%
AES Tiete SA	17,700	196
Cia de Bebidas das Americas ADR	11,300	432
Cia Energetica de Minas Gerais	14,800	180
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA, Class B	85,829	832
Metalurgica Gerdau SA, Class A	75,200	909
Vale SA, Class B ADR	102,700	1,783

		4,332

South Korea — 0.2%
LG Chemical Ltd.	3,064	271

Total Preference Stock
(Cost $6,018) — 3.4%		4,603

The accompanying notes are an integral part of the financial statements.

12	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (concluded)

September 30, 2012

Causeway Emerging Markets Fund	Number of Shares/ Number of Rights	Value

EXCHANGE TRADED FUND
Vanguard MSCI Emerging Markets	23,700	$990

Total Exchange Traded Fund
(Cost $999) — 0.7%		990

SHORT-TERM INVESTMENT
Dreyfus Cash Management, Institutional Class, 0.070% **	761,572	762

Total Short-Term Investment
(Cost $762) — 0.6%		762

RIGHTS
Krung Thai Bank, Subscription Price $12.60, Expires 10/11/12[1]	167,500	31

Total Rights
(Cost $0) — 0.0%		31

Total Investments — 100.2%
(Cost $130,038)		$137,632

Liabilities in Excess of Other Assets — -0.2%		(224)

Net Assets — 100.0%		$137,408

*	Except for share data.
**	The rate reported is the 7-day effective yield as of September 30, 2012.
1	Non-income producing security.
2	Securities considered illiquid. The total market value of such securities as of September 30, 2012 was $– and represented 0.0% of net assets.
3	Security is fair valued at zero due to company’s insolvency.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Amounts designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	13

SECTOR DIVERSIFICATION

As of September 30, 2012, the sector diversification was as follows (Unaudited):

Causeway Emerging Markets Fund	Common Stock	Preference Stock	% of Net Assets

Financials	21.3%	0.0%	21.3%

Information Technology	14.3	0.0	14.3

Energy	13.6	0.0	13.6

Telecommunication Services	9.9	0.0	9.9

Materials	6.3	2.2	8.5

Industrials	7.5	0.0	7.5

Consumer Discretionary	7.4	0.0	7.4

Consumer Staples	6.5	0.3	6.8

Utilities	5.4	0.9	6.3

Health Care	3.3	0.0	3.3

Total	95.5	3.4	98.9

Exchange Traded Fund			0.7

Short-Term Investment			0.6

Liabilities in Excess of Other Assets			-0.2

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

14	Causeway Emerging Markets Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY EMERGING MARKETS FUND

9/30/12
ASSETS:
Investments at Value (Cost $130,038)	$137,632
Receivable for Dividends	304
Foreign Currency (Cost $69)	69
Receivable for Fund Shares Sold	44
Receivable for Shareholder Services Fees — Investor Class	17
Prepaid Expenses	10

Total Assets	138,076

LIABILITIES:
Accrued Foreign Capital Gains Tax on Appreciated Securities	453
Payable due to Adviser	102
Payable for Trustees’ Fees	10
Payable due to Administrator	6
Payable for Fund Shares Redeemed	2
Other Accrued Expenses	95

Total Liabilities	668

Net Assets	$137,408

NET ASSETS:
Paid-in-Capital (unlimited authorization — no par value)	$140,954
Undistributed Net Investment Income	2,997
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(13,692)
Accrued Foreign Capital Gains Tax on Appreciated Securities	(453)
Net Unrealized Appreciation on Investments	7,594
Net Unrealized Appreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	8

Net Assets	$137,408

Net Asset Value Per Share (based on net assets of $102,809,676 ÷ 9,189,226 shares) — Institutional Class	$11.19

Net Asset Value Per Share (based on net assets of $34,598,385 ÷ 3,073,630 shares) — Investor Class	$11.26

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	15

STATEMENT OF OPERATIONS (000)

CAUSEWAY EMERGING MARKETS FUND

10/01/11 to 9/30/12
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $669)	$5,108

Total Investment Income	5,108

EXPENSES:
Investment Advisory Fees	1,287
Custodian Fees	225
Transfer Agent Fees	73
Administration Fees	72
Shareholder Service Fees — Investor Class	67
Professional Fees	52
Printing Fees	39
Registration Fees	28
Trustees’ Fees	25
Pricing Fees	15
Other Fees	22

Total Expenses	1,905

LESS:
Waiver of Investment Advisory Fees	(100)

Total Waiver and Reimbursement	(100)

Net Expenses	1,805

Net Investment Income	3,303

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Loss from Investments Transactions	(4,107)
Net Realized Loss from Foreign Currency Transactions	(377)
Net Change in Unrealized Appreciation on Investments	21,592
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(378)
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	10

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	16,740

Net Increase in Net Assets Resulting from Operations	$20,043

The accompanying notes are an integral part of the financial statements.

16	Causeway Emerging Markets Fund

STATEMENT OF CHANGES IN NET ASSETS (000)

	CAUSEWAY EMERGING MARKETS FUND

	10/01/11 to 9/30/12	10/01/10 to 9/30/11
OPERATIONS:
Net Investment Income	$3,303	$1,239
Net Realized Gain (Loss) from Security Transactions	(4,107)	1,181
Net Realized Loss from Foreign Currency Transactions	(377)	(222)
Net Change in Unrealized Appreciation (Depreciation) on Investments	21,592	(18,015)
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(378)	(18)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	10	(7)

Net Increase (Decrease) in Net Assets Resulting From Operations	20,043	(15,842)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(873)	(476)
Investor Class	(226)	(256)

Total Dividends from Net Investment Income:	(1,099)	(732)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	37,684	66,984
Redemption Fees(2)	5	15

Total Increase in Net Assets	56,633	50,425

NET ASSETS:
Beginning of Year	80,775	30,350

End of Year	$137,408	$80,775

Undistributed Net Investment Income	$2,997	$808

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	17

FINANCIAL HIGHLIGHTS

For the years ended September 30,

For a Share Outstanding Throughout the Years

	Net Asset Value, Beginning of Year ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY EMERGING MARKETS FUND†
Institutional
2012	9.39	0.28	1.62	1.90	(0.10)	—	(0.10)	—
2011	11.07	0.26	(1.68)	(1.42)	(0.26)	—	(0.26)	—
2010	9.15	0.16	2.05	2.21	(0.29)	—	(0.29)	—
2009	7.96	0.16	1.18	1.34	(0.15)	—	(0.15)	—
2008	13.26	0.31	(5.00)	(4.69)	(0.21)	(0.40)	(0.61)	—
Investor
2012	9.45	0.26	1.63	1.89	(0.08)	—	(0.08)	—
2011	11.14	0.30	(1.75)	(1.45)	(0.25)	—	(0.25)	0.01
2010	9.21	0.18	2.03	2.21	(0.28)	—	(0.28)	—
2009	7.97	0.17	1.19	1.36	(0.12)	—	(0.12)	—
2008	13.29	0.22	(4.94)	(4.72)	(0.20)	(0.40)	(0.60)	—

†	Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

18	Causeway Emerging Markets Fund

Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

11.19	20.36	102,810	1.35	1.43	2.61	74
9.39	(13.33)	53,748	1.35	1.59	2.25	95
11.07	24.49	21,600	1.35	1.96	1.75	83
9.15	18.25	29,754	1.35	1.88	2.46	92
7.96	(37.10)	28,851	1.35	1.56	2.69	100

11.26	20.10	34,598	1.55	1.63	2.46	74
9.45	(13.41)	27,027	1.55	1.78	2.52	95
11.14	25.49	8,750	1.46	2.11	1.96	83
9.21	18.15	4,038	1.45	1.98	2.61	92
7.97	(37.22)	3,325	1.60	1.82	1.79	100

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	19

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway Emerging Markets Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001.The Fund began operations on March 30, 2007.The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has four additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”) in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available) are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”).The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the

20	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices in markets which are not active, or prices based on inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments are measured at September 30, 2012:

Investments in Securities	Level 1 (000)	Level 2† (000)	Level 3 (000)	Total (000)
Common Stock
Brazil	$10,452	$—	$—	$10,452
Chile	1,200	—	—	1,200
China	5,234	14,562	—	19,796
India	—	11,714	—	11,714
Indonesia	—	1,144	—	1,144
Kazakhstan	633	—	—	633
Malaysia	—	7,374	—	7,374
Mexico	4,406	—	—	4,406
Philippines	—	400	—	400
Poland	—	3,419	—	3,419
Qatar	—	501	—	501
Russia	—	8,603	—	8,603
South Africa	556	10,545	—	11,101
South Korea	5,276	18,732	—	24,008
Taiwan	—	15,199	—	15,199
Thailand	—	5,906	—	5,906
Turkey	—	4,868	—	4,868
United Arab
Emirates	—	522	—	522

Total Common Stock	$27,757	$103,489	$—	$131,246

Preference Stock
Brazil	$4,332	$—	$—	$4,332
South Korea	—	271	—	271

Total Preference Stock	$4,332	$271	$—	$4,603

Exchange Traded Fund
United States	$990	$—	$—	$990
Rights
Thailand	$31	$—	$—	$31

Short-Term Investment United States	$762	$—	$—	$762

Total Investments in Securities	$33,872	$103,760	$—	$137,632

†	Represents securities trading outside the United States, the values of which were adjusted as a result of significant market movements following the close of local trading.

Causeway Emerging Markets Fund	21

NOTES TO FINANCIAL STATEMENTS

(continued)

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

As of and for the year ended September 30, 2012 the fair value of Level 3 assets was $0.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market –based inputs in place of closing exchange prices due to events occurring after foreign market closures.

For the year ended September 30, 2012, there were no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes – It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely- than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended September 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

22	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund.

Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. The Fund’s redemption fee also does not apply to shares redeemed by Causeway International Opportunities Fund, which is an affiliated fund-of-funds that invests in the Fund. For the year ended September 30, 2012, the Institutional Class and Investor Class retained $0 and $5,035 in redemption fees, respectively.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2013 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.35% of Institutional Class and Investor Class average daily net assets. For the year ended September 30, 2012, the Adviser waived $100,213.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $30,000. If the Fund has three or more share classes, it is subject to an additional minimum fee of $20,000 per additional share class (over two).

Causeway Emerging Markets Fund	23

NOTES TO FINANCIAL STATEMENTS

(continued)

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the year ended September 30, 2012, the Investor Class paid 0.20% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the year ended September 30, 2012, for the Fund were as follows:

Purchases (000)	Sales (000)
$134,223	$93,896

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Furthermore, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets.

All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended September 30, 2012, non-U.S. taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $438,489.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment

24	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions and reclassifications of realized gains from passive foreign investment companies, were reclassified to/(from) the following accounts as of September 30, 2012 (000):

Undistributed Net Investment Loss	Accumulated Net Realized Gain
$(15)	$15

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2012, and September 30, 2011 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2012	$1,099	$—	$1,099
2011	732	—	732

As of September 30, 2012, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$3,258
Capital Loss Carryforwards	(8,528)
Unrealized Appreciation	6,668
Post October Losses	(4,944)

Total Accumulated Losses	$(3,546)

Post-October Capital and Currency Losses represent losses realized on securities and currency transactions from November 1, 2011 through September 30, 2012 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards represent realized losses that the Fund may carryforward for a maximum period of eight years and apply against future net realized gains. The following summarizes the capital loss carryforwards as of September 30, 2012 (000):

Expiring in Fiscal Year	Amount
2017	$1,421
2018	7,068

Total capital loss carryforwards	$8,489

For the year ended September 30, 2012, the Fund did not utilize capital loss carryforwards.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be used prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, preenactment capital loss carryforwards may be more likely to expire unused.

Losses carried forward under the new provisions are as follows:

	Short-Term Loss (000)	Long-Term Loss (000)	Total (000)
Causeway Emerging Markets Fund	$39	$—	$39

Causeway Emerging Markets Fund	25

NOTES TO FINANCIAL STATEMENTS

(concluded)

Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. At September 30, 2012, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$130,519	$16,308	$(9,195)	$7,113

7.	Capital Shares Issued and Redeemed (000)

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Value	Shares	Value
Institutional
Shares Sold	4,262	$43,967	3,954	$43,814
Shares Issued in Reinvestment of Dividends and Distributions	89	865	39	462
Shares Redeemed	(884)	(9,689)	(223)	(2,565)

Increase in Shares Outstanding Derived from Institutional Class Transactions	3,467	35,143	3,770	41,711

Investor
Shares Sold	1,263	13,701	2,911	35,079
Shares Issued in Reinvestment of Dividends and Distributions	23	224	21	252
Shares Redeemed	(1,072)	(11,384)	(858)	(10,058)

Increase in Shares Outstanding Derived from Investor Class Transactions	214	2,541	2,074	25,273

Increase in Shares Outstanding from Capital Share Transactions	3,681	$37,684	5,844	$66,984

8.	Significant Shareholder Concentration

As of September 30, 2012, one of the Fund’s shareholders owned 37% of net assets in the Institutional Class.

9.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

26	Causeway Emerging Markets Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Causeway Emerging Markets Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Causeway Emerging Markets Fund (the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

November 29, 2012

Causeway Emerging Markets Fund	27

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2013. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2012, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
0.00%	100.00%	0.00%	100.00%	0.00%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
89.09%	0.00%	0.00%

Foreign taxes accrued during the fiscal year ended September 30, 2012, amounted to $590,771 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 – Dividend for the year ending December 31, 2012. In addition, for the fiscal year ended September 30, 2012, gross income derived from sources within foreign countries amounted to $3,746,577 for the Fund.

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

28	Causeway Emerging Markets Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Board Members” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Board Members.” The Trust’s Statement of Additional Information (“SAI”) included additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEE
Hon. John A. G. Gavin Age: 81	Trustee; Chairman of the Board	Trustee since 9/01; Chairman since 10/04	Chairman, Gamma Holdings international consulting and investment holding company) (since 1968); U.S. Ambassador to Mexico (1981-1986)	5	Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Trustee, Hotchkis and Wiley Funds

John R. Graham Age: 51	Trustee	Since 10/08	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	5	None

Lawry J. Meister Age: 50	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (since 2012)	5	None

Eric H. Sussman Age: 46	Trustee; Chairman of the Audit Committee	Trustee since 9/01; Chairman since 10/04	Senior Lecturer (since July 2011) and Tenured Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	5	Trustee, Presidio Funds (until 2010)
INTERESTED TRUSTEE[5]
Mark D. Cone Age: 44	Trustee	Since 10/08	Executive Vice President and Chief Marketing Officer of the Adviser (since 2001).	5	None

Causeway Emerging Markets Fund	29

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 50	President	Since 8/01	General Counsel, Secretary, and Member of the Adviser (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 50	Chief Compliance Officer and Assistant Secretary	CCO since 7/05; Asst. Sect. since 8/01	Chief Compliance Officer of the Adviser (since July 2005); Chief Operating Officer and Member of the Adviser (since 2001).	N/A	N/A

Michael Lawson[6] One Freedom Valley Drive Oaks, PA 19456 Age: 51	Treasurer	Since 7/05	Director of the Administrator’s Fund Accounting department (since July 2005); Manager in the Administrator’s Fund Accounting department (November 1998 to July 2005).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 41	Secretary	Since 10/11	Associate Attorney of the Adviser (since 2004).	N/A	N/A

Dianne Sulzbach[6] One Freedom Valley Drive Oaks, PA 19456 Age: 35	Vice President and Assistant Secretary	Since 8/11	Corporate Counsel of the Administrator (since 2011); Associate Counsel, Morgan Lewis & Bockius (2006-2010).	N/A	N/A

Carolyn F. Mead[6] One Freedom Valley Drive Oaks, PA 19456 Age: 55	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2007); Associate Counsel, Stradley, Ronan, Stevens & Young LLP (2004-2007).	N/A	N/A

30	Causeway Emerging Markets Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Bernadette Sparling[6] One Freedom Valley Drive Oaks, PA 19456 Age: 35	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2005); Associate Counsel, Blank Rome LLP (2001-2005).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2012, the Trust Complex consisted of one investment company with five portfolios — the International Value Fund, the Emerging Markets Fund, the Global Value Fund, the International Opportunities Fund, and the Global Absolute Return Fund.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	Mr. Cone is considered an “interested person” of the Trust as defined in the 1940 Act because he is an employee of the Adviser.

[6]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

Causeway Emerging Markets Fund	31

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

32	Causeway Emerging Markets Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/12	Ending Account Value 9/30/12	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Emerging Markets Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$985.00	1.35%	$6.71

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,018.30	1.35%	$6.83
Causeway Emerging Markets Fund

Actual Portfolio Return
Investor Class	$1,000.00	$984.30	1.55%	$7.70

Hypothetical 5% Return
Investor Class	$1,000.00	$1,017.31	1.55%	$7.83

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Causeway Emerging Markets Fund	33

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of Causeway Capital Management Trust (the “Trust”) annually to approve continuance of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway Emerging Markets Fund (the “Fund”). Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees and one interested Trustee when the continuation of the Advisory Agreement was last considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. At least annually, the Board is provided with additional quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreement. The Board met on July 30, 2012, to consider whether to approve the continuance of the Advisory Agreement for an additional one-year period. In connection with the meeting, the Trustees received and reviewed extensive materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients,(4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, and considered the scope of the Adviser’s services. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser have benefited and will continue to benefit the Fund and its shareholders.

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund’s Institutional and Investor share classes for various periods ended June 30, 2012, compared to the results of the MSCI Emerging Markets Index (the “Index”) and the mutual funds included in the Morningstar U.S. Open End Diversified Emerging Markets funds category of funds. They noted that the Fund had outperformed the Index and the Morningstar category averages for the one-year, three-year, five-year and since inception periods. The Trustees concluded that the Adviser’s record in managing the Fund indicates that its continued management will benefit the Fund and its shareholders.

34	Causeway Emerging Markets Fund

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

Third, regarding the Fund’s advisory fee and total expenses.

•

The Trustees compared the Fund’s advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee is below the average and the same as the median advisory fees charged by funds in the Morningstar U.S. Open End Diversified Emerging Markets funds category, and its expense ratios, after application of the Adviser’s expense limit agreement, are well below the average and median of the funds in that Morningstar category.

•

They also noted that the Adviser does not currently manage assets of other clients pursuant to its emerging markets equity strategy, but compared the Fund’s advisory fee with the standard advisory fee offered by the Adviser to separate account clients. The Trustees noted that, although the separate account fee is lower than the advisory fee paid by the Fund, for accounts with assets over $100 million, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, participation in regulatory examinations and legal and compliance matters, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s advisory fee and expense ratio are reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with respect to such services for the twelve months ended June 30, 2012 and the methodology used to generate that estimate, and noted that the Adviser’s estimated profitability for the period was within the range cited as reasonable in various court decisions. After consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund is reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser is sharing economies of scale through reasonable advisory fee levels, an expense limit agreement, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. They also noted that, in the Fund’s prior years, the Adviser incurred significant losses in managing the Fund. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund – often called “fall-out” benefits — the Trustees observed that the Adviser does not earn common “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent

Causeway Emerging Markets Fund	35

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

deferred sales commissions” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser is research services provided by brokers used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the July 30, 2012 meeting, the Trustees considered the approval of the Advisory Agreement and discussed the information and factors noted above with representatives of the Adviser. The independent Trustees also met in a private session with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, the Fund’s advisory fee is reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees approved the renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2012.

36	Causeway Emerging Markets Fund

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at

www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-AR-002-0600

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2012, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Eric Sussman. Mr. Sussman is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2012 and 2011 were as follows:

	2012	2011
(a) Audit Fees	$206,720	$166,895
(b) Audit-Related Fees	None	None
(c) Tax Fees(1)	$36,140	$42,700
(d) All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim analysis.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g) For the fiscal year ended September 30, 2012, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $36,140 and $198,414, respectively. For the fiscal year ended September 30, 2011, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $42,700 and $178,492, respectively.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 7, 2012

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer

Date: December 7, 2012

*	Print the name and title of each signing officer under his or her signature.